Exhibit 10.3

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of April 24, 2012 (this “Amendment”), to the Credit Agreement dated as of November 2, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among BEAGLE INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), EMDEON INC., a Delaware corporation (the “Parent Borrower”), EBS HOLDCO I, LLC, a Delaware limited liability company (“EBS Holdco I”), EBS HOLDCO II, LLC, a Delaware limited liability company (“EBS Holdco II”), EMDEON BUSINESS SERVICES LLC, a Delaware limited liability company (“EBS”), MEDIFAX-EDI HOLDING COMPANY, a Delaware corporation (together with EBS Holdco I, EBS Holdco II and EBS, the “Co-Borrowers,” together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), the Guarantors from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender (in such capacity, the “Swing Line Lender”), L/C Issuer (in such capacity, the “L/C Issuer”) and Collateral Agent (in such capacity, the “Collateral Agent”) and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Parent Borrower and the Lenders providing the relevant replacement term loan tranche to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche thereunder;

WHEREAS, pursuant to the fourth paragraph of Section 10.01 of the Credit Agreement, the Parent Borrower desires to create a new Class of Term B-1 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as the Term B Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Term Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon effectiveness of this Amendment, to have exchanged all (or such lesser amount allocated to it by the Arrangers) of its Term B Loans for Term B-1 Loans, and such Lender shall thereafter become a Term B-1 Lender;

WHEREAS, pursuant to Section 10.01(c) of the Credit Agreement, the Loan Parties desire to amend the Credit Agreement to decrease the rate of interest applicable to the Revolving Credit Loans and each Revolving Credit Lender directly affected thereby has delivered a consent hereto;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B hereto (a “Joinder”) as an Additional Term B-1 Lender will make Term B-1 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Term B Loans (as defined herein);

WHEREAS, the Borrower shall pay to each Term Lender immediately prior to the effectiveness of this Amendment (i) all accrued and unpaid interest on its Term B Loans to, but not including, the date of effectiveness of this Amendment and (ii) a prepayment premium of 1.00% of the amount of Term B Loans held by such Term Lender as contemplated by Section 2.05(a)(vi) of the Credit Agreement;

WHEREAS, the Loan Parties and Required Lenders wish to make certain other amendments set forth in Section 2 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments Relating to Term B-1 Loans and Revolving Credit Commitments.

Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows (to the extent necessary to permit the borrowing of the Incremental Amount, such amendments are made with the consent of the Required Lenders after giving effect to the exchange of Term B Loans into Term B-1 Loans and the borrowing of the Additional Term B-1 Loans excluding the Incremental Amount):

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Additional Term B-1 Commitment” means, with respect to an Additional Term B-1 Lender, the commitment of such Additional Term B-1 Lender to make an Additional Term B-1 Loan on the Amendment No. 1 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B-1 Lender to Amendment No. 1. The aggregate amount of the Additional Term B-1 Commitments of all Additional Term B-1 Lenders shall equal (i) the outstanding aggregate principal amount of Non-Exchanged Term B Loans plus (ii) $80,000,000 (the amount in this clause (ii), the “Incremental Amount”) (it being understood that the Incremental Amount shall not count towards the basket set forth in Section 2.14(d)(v)(A) of the Credit Agreement).

“Additional Term B-1 Lender” means a Person with an Additional Term B-1 Commitment to make Additional Term B-1 Loans to the Borrowers on the Amendment No. 1 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Additional Term B-1 Loan” means a Loan that is made pursuant to Section 2.01(c)(ii) of the Credit Agreement on the Amendment No. 1 Effective Date.

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of April 24, 2012.

“Amendment No. 1 Effective Date” means April 24, 2012, the date on which all conditions precedent set forth in Section 4 of Amendment No. 1 are satisfied.

“Exchanged Term B Loans” means each Term B Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Term B-1 Loan and the Arrangers have allocated into a Term B-1 Loan.

“Incremental Amount” has the meaning given to such term in the definition of “Additional Term B-1 Commitment.”

“Non-Exchanged Term B Loan” means each Term B Loan (or portion thereof) other than an Exchanged Term B Loan.

“Term B-1 Commitment” means, with respect to a Term Lender, the agreement of such Term Lender to exchange the entire principal amount of its Term B Loans (or such lesser amount allocated to it by the Arrangers) for an equal principal amount of Term B-1 Loans on the Amendment No. 1 Effective Date.

“Term B-1 Loan” means an Additional Term B-1 Loan or a Loan that is deemed made pursuant to Section 2.01(c)(i).

(b) All references to “Term B Loan” and “Term B Commitment” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term B-1 Loan” and “Term B-1 Commitment,” respectively (other than any such references contained in (i) the introductory paragraphs to the Credit Agreement, (ii) the definition of “Transactions”, (iii) Amendment No. 1 and (iv) Section 2.06(b)).

(c) Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(a) with respect to Term B Loans, (A) for Eurocurrency Rate Loans, 3.75% and (B) for Base Rate Loans, 2.75%;”

(d) Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(b) with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees, (i) until delivery of financial statements for the first full fiscal quarter ending after the Amendment No. 1 Effective Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans and Letter of Credit fees, 3.50%, (B) for Base Rate Loans, 2.50% and (C) for unused commitment fees, 0.50% and (ii) thereafter, the following percentages per annum, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate and Letter of Credit Fees	Base Rate	Commitment Fee Rate
1	>3.00:1	3.50%	2.50%	0.50%
2	≤3.00:1	3.25%	2.25%	0.50%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Administrative Agent or the Required Lenders, “Pricing Level 1” (immediately above) shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).”

(e) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” prior to clause (vi) thereof and replacing it with a comma and adding immediately prior to the period therein “and (vii) amendments and joinders to this Agreement”.

(f) Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (c) to such Section:

“(c)(i) Subject to the terms and conditions hereof and of Amendment No. 1, each Term Lender severally agrees to exchange its Exchanged Term B Loans for a like principal amount of Term B-1 Loans on the Amendment No. 1 Effective Date.

(ii) Subject to the terms and conditions hereof and of Amendment No. 1, each Additional Term B-1 Lender severally agrees to make an Additional Term B-1 Loan to the Borrowers on the Amendment No. 1 Effective Date in the principal amount equal to its Additional Term B-1 Commitment on the Amendment No. 1 Effective Date. The Borrowers shall prepay the Non-Exchanged Term B Loans with a like amount of the gross proceeds of the Additional Term B-1 Loans, concurrently with the receipt thereof.

(iii) The Borrowers shall pay to the Term Lenders immediately prior to the effectiveness of Amendment No. 1 (x) all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date and (y) the prepayment premium pursuant to Section 2.05(a)(vi).

(iv) The Term B-1 Loans shall have the same terms as the Term B Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood that the Term B-1 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B Loans prior to the Amendment No. 1 Effective Date.”

(g) Section 2.06(b) of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

“The Term B-1 Commitment of each Additional Term B-1 Lender shall be automatically terminated on the Amendment No. 1 Effective Date upon the borrowing of the Additional Term B-1 Loans on such date.”

(h) Section 2.07(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“The Borrowers shall, jointly and severally, repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December, commencing with the quarter during which the Amendment No. 1 Effective Date occurs, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Amendment No. 1 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Term B-1 Loans, the aggregate principal amount of all Term Loans outstanding on such date”

(i) Section 7.10 of the Credit Agreement is hereby amended by adding the following as a new paragraph to such Section:

“Use the proceeds of all Term B-1 Loans (other than the Incremental Amount) for any purpose other than to refinance the Term B Loans. Use the proceeds of the Term B-1 Loans in an amount equal to the Incremental Amount for any purpose other than general corporate purposes and working capital needs.”

Section 2. Other Amendments to Credit Agreement.

Effective as of the Amendment No. 1 Effective Date, the Required Lenders after giving effect to the exchange of Term B Loans into Term B-1 Loans and the borrowing of the Additional Term B-1 Loans hereby agree as follows:

(a) The definition of “Additional Refinancing Lender” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Additional Refinancing Lender” means, at any time, any bank, financial institution or other institutional lender or investor (other than any such bank, financial institution or other institutional lender or investor that is a Lender at such time) that agrees to provide any portion of Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.15, provided that each Additional Refinancing Lender shall be subject to the approval of (i) the Administrative Agent, such approval not to be unreasonably withheld or delayed, to the extent that each such Additional Refinancing Lender is not then an existing Lender, an Affiliate of a then existing Lender or an Approved Fund and (ii) the Parent Borrower.

(b) The definition of “All-In Yield” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, OID, upfront fees, a Eurocurrency Rate or Base Rate floor greater than 1.25% or 2.25%, respectively, or otherwise, in each case incurred or payable by the Borrowers generally to the Lenders; provided that OID and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); and provided, further, that “All-In Yield” shall not include arrangement fees, structuring fees, commitment fees, and underwriting fees (regardless of whether paid in whole or in part to any or all Lenders) or other fees not paid to all Lenders of such Indebtedness.

(c) Part (d) of the first sentence of the definition of “Credit Agreement Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following immediately after the words “existing Term Loans”:

“or existing Revolving Credit Loans (or unused Revolving Credit Commitments)”

(d) Section 2.05(a) of the Credit Agreement is hereby amended by deleting subclause (vi) thereof in its entirety and replacing it with the following:

“(vi) Notwithstanding the foregoing, in the event that, on or prior to the first anniversary after the Amendment No. 1 Effective Date, any Borrower (x) prepays, refinances, substitutes or replaces any Term B-1 Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B-1 Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B-1 Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

(e) Clause (2) of Section 2.15(a) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(2) subject to the provisions of Section 2.03(m) and 2.04(g) to the extent dealing with Swing Line Loans and Letters of Credit which mature or expire after a maturity date when there exist Extended Revolving Credit Commitments with a longer maturity date, all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with Revolving Credit Commitments in accordance with their percentage of the Revolving Credit Commitments (and except as provided in Section 2.03(m) and Section 2.04(g), without giving effect to changes thereto on an earlier maturity date with respect to Swing Line Loans and Letters of Credit theretofore incurred or issued),”

(f) Section 2.14(e)(iii) of the Credit Agreement is hereby amended by replacing the words “25 basis points” with the words “50 basis points” in each instance such words appear.

(g) Clause (ii) of Section 6.11(a) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(ii) if reasonably requested by the Administrative Agent, within forty-five (45) days after such request (or such longer period as the Administrative Agent may agree in writing in its discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request;”

Section 3. Representations and Warranties.

Each Borrower and each Subsidiary Guarantor represents and warrants to the Lenders as of the date hereof and the Amendment No. 1 Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties of each Borrower and each Subsidiary Guarantor contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4. Conditions to Effectiveness.

This Amendment (other than Section 1(d) hereof) shall become effective on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed by (A) each Loan Party and (B) the Administrative Agent;

(2) Consents to this Amendment executed by the Required Lenders; and

(3) a Note executed by a Responsible Officer of the relevant Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 1 Effective Date, if any.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1) an opinion of (i) Ropes & Gray LLP, special counsel to the Parent Borrower, (ii) Bass Berry & Sims PLC, Tennessee local counsel to the Parent Borrower and (iii) Andrews Kurth LLP, Texas local counsel to the Parent Borrower, each dated the Amendment No. 1 Effective Date and addressed to each L/C Issuer, Arranger, the Administrative Agent and the Lenders, substantially in the form previously provided to the Administrative Agent;

(2)(A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 1 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative (other than in the case of the Parent Borrower), certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 1 Effective Date, or in the alternative (other than in the case of the Parent Borrower), certifying that such by-laws or operating agreements have not been amended since the Closing Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B); and

(3) a certificate signed by a Responsible Officer of the Parent Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (f) and (g) of this Section 4 and that the Term B-1 Loans (other than the Incremental Amount the borrowing of which is made with the consent of the Required Lenders) meet the requirements and conditions to be Replacement Term Loans.

(c) Receipt of consents to this Amendment from Term Lenders and receipt of a Joinder Agreement executed by one or more Additional Term B-1 Lenders such that the aggregate principal amount of the Exchanged Term B Loans plus the aggregate principal amount of the Additional Term B-1 Commitments shall equal the aggregate principal amount of the outstanding Term B Loans immediately prior to the effectiveness of this Amendment plus the Incremental Amount.

(d) The Parent Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 1 Effective Date, (x) all accrued and unpaid interest on the Term B Loans to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date and (y) the prepayment premium pursuant to Section 2.05(a)(vi) of the Credit Agreement.

(e) All fees and expenses due to the Administrative Agent, the Arrangers and the Lenders (including, without limitation, pursuant to Section 6 hereof) required to be paid on the Amendment No. 1 Effective Date shall have been paid.

(f) No Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(g) The representations and warranties of each Borrower and each Subsidiary Guarantor contained in Article 5 of the Credit Agreement and Section 3 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(h) To the extent reasonably requested by an Additional Term B-1 Lender in writing not less than five (5) Business Days prior to the Amendment No. 1 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrowers required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(i) The Administrative Agent shall have received a Request for Credit Extension not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension.

With respect to the Amendments in Section 1(d) only, in addition to subsections (a) through (i) above, the effectiveness of the provisions set forth in Section 1(d) shall be conditioned upon the delivery by each Revolving Credit Lender to the Administrative Agent of a Consent to this Amendment.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.

Section 5. Waivers.

The Required Lenders and Administrative Agent agree that the Parent Borrower may deliver a Request for Credit Extension pursuant to Section 4.02 of the Credit Agreement not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension (in lieu of three Business Days). The Required Lenders and Administrative Agent waive the requirement for delivery of a Prepayment Notice pursuant to Section 2.05 of the Credit Agreement. The Lenders party hereto waive the payment of any breakage loss or expense under Section 3.05 of the Credit Agreement in connection with the exchange of Term B Loans into Term B-1 Loans.

Section 6. Expenses.

The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 7. Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan

Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, in respect of the Term B-1 Loans) under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Term B-1 Loans) pursuant to the Collateral Documents.

Section 11. Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BEAGLE INTERMEDIATE HOLDINGS, INC.

By:	/s/ George I. Lazenby, IV
Name: George I. Lazenby, IV
Title: President and Chief Executive Officer

EMDEON INC.

By:	/s/ George I. Lazenby, IV
Name: George I. Lazenby, IV
Title: President and Chief Executive Officer

EBS HOLDCO I, LLC EBS HOLDCO II, LLC EMDEON BUSINESS SERVICES LLC MEDIFAX-EDI HOLDING COMPANY

By:	/s/ George I. Lazenby, IV
Name: George I. Lazenby, IV
Title: President

[Amendment No. 1 Signature Page]

EBS MASTER LLC

EXPRESSBILL LLC

THE SENTINEL GROUP SERVICES LLC

ENVOY LLC

EQUICLAIM, LLC

MEDE AMERICA OF OHIO LLC

MEDIFAX-EDI, LLC

CHAPIN REVENUE CYCLE MANAGEMENT,

      LLC

HEALTHCARE TECHNOLOGY

      MANAGEMENT SERVICES LLC

DAKOTA IMAGING LLC

KINETRA LLC

ADVANCED BUSINESS FULFILLMENT, LLC

ERX NETWORK, L.L.C.

EMDEON FUTUREVISION LLC

By:	/s/ George I. Lazenby, IV
Name: George I. Lazenby, IV
Title: President

IXT SOLUTIONS, INC. CHAMBERLIN EDMONDS HOLDINGS, INC. CHAMBERLIN EDMONDS &ASSOCIATES, INC. MEDI, INC. MEDIFAX-EDI HOLDINGS, INC.

By:	/s/ George I. Lazenby, IV
Name: George I. Lazenby, IV
Title: President

[Amendment No. 1 Signature Page]

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[Amendment No. 1 Signature Page]

EXHIBIT A

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”) to that certain Credit Agreement, dated as of November 2, 2011 (the “Credit Agreement”), by and among Emdeon Inc. (the “Parent Borrower”), Beagle Intermediate Holdings, Inc., Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), the other Borrowers and Guarantors from time to time party thereto, the Lenders from time to time party thereto and the other parties thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Arrangers) into a Term B-1 Loan in a like principal amount.

Post-Closing Settlement Option

☐	to have 100% of the outstanding principal amount of the Term B Loan held by such Lender prepaid on the Amendment No. 1 Effective Date and purchase by assignment a principal amount of Term B-1 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Arrangers).

Both Cashless Settlement Option and Post-Closing Settlement Option

☐	to convert $ (the “Cashless Settlement Amount”) of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Arrangers) into a Term B-1 Loan in a like principal amount, and to have any remaining principal amount of the Term B Loan held by such Lender prepaid on the Amendment No. 1 Effective Date.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: April __, 2012

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

EXHIBIT A

If a second signature is necessary:

By:
Name:
Title:

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of April [        ], 2012 (this “Agreement”), by and among [ADDITIONAL TERM B-1 LENDER] (each, an “Additional Term B-1 Lender” and, collectively, the “Additional Term B-1 Lenders”), Emdeon, Inc. (the “Parent Borrower”), and BANK OF AMERICA, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 2, 2011 and amended by Amendment No. 1 dated as of April [        ], 2012 (“Amendment No. 1”) (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Parent Borrower, the other Borrowers and Guarantors from time to time party thereto, Beagle Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may establish Additional Term B-1 Commitments (the “Additional Term B-1 Commitments”) with existing Term Lenders and/or Additional Term B-1 Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B-1 Lenders shall become Lenders pursuant to one or more Joinder Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Term B-1 Lender hereby agrees to provide the Additional Term B-1 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(c) of the Credit Agreement. The Additional Term B-1 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. For the avoidance of doubt, each Additional Term B-1 Lender hereby consents to Amendment No. 1 to the Credit Agreement.

Each Additional Term B-1 Lender, the Borrowers and the Administrative Agent acknowledge and agree that the Additional Term B-1 Commitments provided pursuant to this Agreement shall constitute Term B-1 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Term B-1 Lender hereby agrees to make an Additional Term B-1 Loan to the Borrowers in an amount equal to its Additional Term B-1 Commitment on the Amendment No. 1 Effective Date in accordance with Section 2.01(c) of the Credit Agreement.

Each Additional Term B-1 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Additional Term B-1 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Term B-1 Lender, the Administrative Agent and the Parent Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B-1 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B-1 Commitment set forth on its signature page hereto, effective as of the Amendment No. 1 Effective Date.

For each Additional Term B-1 Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B-1 Lender may be required to deliver to the Administrative Agent pursuant to Section 3.01(a) of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April [        ], 2012.

[NAME OF ADDITIONAL TERM B-1 LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Term B-1 Commitments:

$

EMDEON, INC.

By:
Name:
Title:

Accepted:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:
Name:
Title:

B-5